FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          reported):  May 15, 1995


                               Motorola, Inc.
             (Exact name of registrant as specified in its charter)


                                 Delaware
               (State or other jurisdiction of incorporation)

                  1-7221                      36-1115800
        (Commission File Number)  (I.R.S. Employer Identification No.)

                 1303 East Algonquin Road, Schaumburg, Illinois
                   (Address of principal executive offices)


       Registrant's telephone number, including area code:  (708) 576-5000

                                Not Applicable
                  (Former name or former address, if changed
                              since last report.)




Item 5.    Other Events.

     On October 28, 1994, Motorola, Inc. (the "Company") filed a Registration Statement on Form S-3 (no. 33-56055) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") which was declared effective by the Commission on October 31, 1995. On May 8, 1995, the Company filed a prospectus supplement with the Commission pursuant to Rule 424 (b)(5) relating to the 7 1/2% Debentures due May 15, 2025. The information contained in exhibits 4(B) and 12 are hereby incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.
     The following are filed as Exhibits to this Report.

Exhibit
Number                                 Description

4 (B)                                  Description of the Debentures

12                                     Calculation of Ratio of Earnings to
                                       fixed Charges of the Company




                               SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           MOTOROLA, INC.



Dated:  May 17, 1995                       By:/s/ Garth L. Milne
                                           Garth L. Milne
                                           Senior Vice President and Treasurer